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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

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                                    Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                                 June 6, 1996
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               Date of Report (Date of Earliest Event Reported)


                             CAREADVANTAGE, INC.
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              (Exact Name of Registrant as Specified in Charter)


        DELAWARE                   0-26168                 52-1849794
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    (State or other           (Commission File            (IRS Employer
    jurisdiction of                Number)             Identification No.)
     incorporation)





                 485-C Route 1 South, Iselin, New Jersey              08830
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                 (Address of Principal Executive Offices)           (Zip Code)


                                (908) 602-7000
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             (Registrant's Telephone Number, Including Area Code)



                      This Form 8-K consists of 3 pages.




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ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      (a) The Registrant's Board of Directors selected and approved the Accounting Firm of Richard A. Eisner & Company, LLP as independent public accountants to audit the Registrant's financial statements for the fiscal year ending October 31, 1996. This action was effective as of June 6, 1996 and, accordingly, the accounting firm of Mortenson and Associates, PC which was the independent accountant for the Registrant's most recent certified financial statements (fiscal year ended October 31, 1995) was dismissed in its capacity as the Registrant's accountants effective June
            6, 1996.

     (b) To the best of management's knowledge, there have been no disagreements between the Registrant and Mortenson and Associates, PC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure in connection with the audits of the two most recent fiscal years and any subsequent interim period prior to the date hereof, which disagreements if not resolved to the satisfaction of Mortenson and Associates, PC would have caused them to make reference in connection with their report to the subject of the disagreement.

     (c) The report of Mortenson and Associates, PC on the Registrant's financial statements for the fiscal year ended October 31, 1994 contained no adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles. The Report of Mortenson and Associates, PC on the Registrant's financial statements for the fiscal year ended October 31, 1995 was originally issued with a disclaimer of opinion dated December 27, 1995 because of significant uncertainties. However, on February 22, 1996 these uncertainties were resolved and the dislcaimer of opinion was withdrawn and a dual-dated report was issued, which was modified as to uncertainty about the Comany's ability to continue as a going concern. Such uncertainty was the result of recurring losses from operations, negative working capital and potential required payments pursuant to the terms of certain liabilities to which the Company was a party. Management of the Company concurred with the position of the former independent public accountant.

     (d) The Registrant has requested Mortenson and Associates, PC to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statement made by the Registrant in response to this Item 4 and, if not, stating the respects with which it does not agree.

     (e) The decision to change accountants was recommended and approved by the Registrant's Board of Directors on June 6, 1996.

The following exhibit is filed with this sreport:

     16.1 Former certifying accountant's letter to the Securities and Exchange Commission.




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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CAREADVANTAGE, INC.



Dated: June 13, 1996              By:        /s/ Richard Strobel
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                                                 Richard Strobel
                                     Vice President and Chief Financial Officer





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